Ordinary shares	12 Months Ended
Dec. 31, 2017
Class Of Stock Disclosures [Abstract]
Ordinary Shares

13. Ordinary shares

In June 2012, PPDAI Group Inc. was incorporated as Limited Liability Company with authorized share capital of US$50,000 divided into 5,000,000,000 shares, of which 4,266,159,600 shares are designated as ordinary shares at par value of US$0.00001 and 733,840,400 as preferred shares.

Immediately prior to the completion of the initial public offering, the Company adopted a dual class share structure. All classes of preferred shares of the Company were converted and designated as Class A ordinary shares on a one-for-one basis and all the ordinary shares of our company were redesignated as Class B ordinary shares on a one-for-one basis except for the 4,000,000 ordinary shares held by GF Sino Vest Fund SPC Star 6 SP, which will be redesignated as Class A ordinary shares on a one-for-one basis.

On November 10, 2017, the Company successfully completed its initial public offering on the New York Stock Exchange. The Company sold 85,000,000 Class A ordinary shares (equivalent to 17,000,000 ADS) at US$2.6 per share (equivalent to US$13.0 per ADS) for a total offering size of approximately RMB1,464.8 million (US$ 221.0 million). Concurrently with the initial public offering, the Company also closed a private placement with Sun Kung Kai & Co. (CP) Limited and sold 19,230,769 Class A ordinary shares at an aggregate investment amount of RMB331.4 million (US$50.0 million).

As of December 31, 2017, 1,503,071,169 ordinary shares have been issued at par value of US$0.00001, including (i) 842,071,169 Class A ordinary shares and 661,000,000 Class B ordinary shares.